UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549


	FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):	April 20, 2000


	BAB Holdings, Inc.

	(Name of small business issuer in its charter)


		Illinois			0-27068			36-3857339

(State or other jurisdiction		(Commission			(IRS Employer
	of incorporation)		File Number)			Identification
No.)


	8501 West Higgins Road, Suite 320, Chicago, Illinois		  60631

	(Address of principal executive offices)				(Zip Code)


Issuer's telephone number  (312) 380-6100



	(Former name, former address and former fiscal year, if changed since last report.)



	TABLE OF CONTENTS

	Page


Item 1.	Changes in Control of Registrant	1

Item 2.	Acquisition or Disposition of Assets	1

Item 3.	Bankruptcy or Receivership	1

Item 4.	Changes in Registrant's Certifying Accountant	1

Item 5.	Other Events	2

Item 6.	Resignation of Registrant's Directors	2

Item 7.	Financial Statements and Exhibits	 2

Item 8.	Change in Fiscal Year	 2

SIGNATURE	2

INDEX TO EXHIBITS	3



Item 1.  Changes in Control of Registrant

	Not applicable.

Item 2.	Acquisition or Disposition of Assets

      Not applicable.

Item 3.  Bankruptcy or Receivership

	Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

	Not applicable.

Item 5.  Other Events

	The Company's $1.5 million line of credit facility with CIB Bank has been renewed through July 31, 2000. See Exhibit 99.2 below.

Item 6.  Resignation of Registrant's Directors

	Not applicable.


Item 7.  Financial Statements and Exhibits

	Not applicable.


Item 8.  Change in Fiscal Year

	Not applicable.


SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						BAB HOLDINGS, INC.


Dated:  April 20, 2000
By:    /s/   MARK E. MAJEWSKI

Mark E. Majewski, Chief Financial Officer
(Principal accounting and financial officer)




Securities and Exchange Commission

450 Fifth Street, N. W.
Washington, DC 20549